LEASE SUPPLEMENT NO. 1
     THIS LEASE SUPPLEMENT NO. 1 (this “Lease Supplement”) dated as of September 19, 2007, by and between OLD NATIONAL BANK, a national banking association, and ONB INSURANCE GROUP, INC., an Indiana corporation (jointly and severally, “Tenant”), and ONB CTL PORTFOLIO LANDLORD #1, LLC, a Delaware limited liability company (the “Landlord”).
     WHEREAS Landlord is the owner of the Land described on Exhibit A hereto and wishes to lease the Land, together with any Improvements (as defined below) thereon (the “Subject Leased Property”) to Tenant;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Master Lease Agreement, dated as of September 19, 2007 (as amended, further supplemented or otherwise modified from time to time, the “Lease”), between Tenant and Landlord.
     SECTION 2. The Subject Leased Property. Effective upon the execution and delivery of this Lease Supplement by Landlord and Tenant, the Subject Leased Property shall be subject to the terms and provisions of the Lease and Landlord hereby grants, conveys, transfers and assigns to Tenant, and Tenant hereby accepts, those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Leased Property for the Term.
     SECTION 3. Certain Terms with Respect to Subject Leased Property. Landlord and Tenant hereby agree that the following shall apply with respect to the Subject Leased Property:
     (a) Basic Rent during Renewal Term. The Basic Rent for the Subject Leased Property for each Basic Rent Payment Date during (i) the first Renewal Term shall be 110% of the Basic Rent that was payable for such Subject Leased Property as described in clause (i) of the first sentence of Exhibit B to the Lease and (ii) for each subsequent Renewal Term shall be 110% of the Basic Rent for such Subject Leased Property for the immediately preceding Renewal Term.
     (b) Permitted Encumbrances. The Permitted Encumbrances with respect to the Subject Leased Property shall mean those encumbrances set forth on Schedule A to this Lease Supplement.
     (c) Threshold Amount. The Threshold Amount for the Subject Leased Property shall be $300,000.00.
     (d) Property Percentage. The Property Percentage for the Subject Leased Property shall be 100.00%.

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     (e) Joint and Several. With respect to the Subject Leased Property only, ONB Insurance Group, Inc. and Old National Bank shall be jointly and severally responsible for all of the obligations, agreements and liabilities of Tenant under the Lease.
     SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.
     SECTION 5. Miscellaneous. This Lease Supplement shall be governed by, and construed in accordance with, the laws of the State where the Subject Leased Property is located. This Lease Supplement may be signed by the parties hereto on separate counterparts, each of which shall constitute an original, and together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

OLD NATIONAL BANK, as Tenant
By:	/s/ Christopher A. Wolking
Name:	Christopher A. Wolking
Title:	Senior Executive Vice President and Chief Financial Officer

ONB INSURANCE GROUP, INC., as Tenant
By:	/s/ Christopher A. Wolking
Name:	Christopher A. Wolking
Title:	Senior Executive Vice President

ONB CTL PORTFOLIO LANDLORD #1, LLC, as Landlord
By:	SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley
Name:	R. Todd Shutley
Title:	Senior Vice President and Manager

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EXHIBIT A
Legal Description
Site 65
1111 Chestnut Hills Parkway, Fort Wayne, IN
Parcel I:
Part of the Southeast Quarter of Section Four (4), Township Thirty (30) North, Range Eleven (11) East, Allen County, Indiana, more particularly described as follows:
Commencing at the Northeast corner of the Southwest Quarter of Section Three (3), Township Thirty (30) North, Range Eleven (11) East; thence South 01 Degree 00 Minutes 30 Seconds West (deed bearing and is used as the basis for the bearings in this description), on and along the East line of said Southwest Quarter, being within the right-of-way of Scott Road, a distance of Two Thousand Five Hundred Seventy and Fifty-nine Hundredths (2,570.59) feet to the point of intersection of said East line with the North right-of-way line of Illinois Road (State Road #14) said point of intersection being situated a distance of Sixty (60) feet North 01 Degree 00 Minutes 30 Seconds East from the Southeast corner of the Southwest Quarter of Section Three (3); thence Westerly, on and along said North right-of-way line on the following courses and distances: North 88 Degrees 59 Minutes 00 Seconds West, a distance of Twenty-five (25) feet; thence South 46 Degrees 00 Minutes 45 Seconds West a distance of Twenty-eight and Twenty-eight Hundredths (28.28) feet; thence North 88 Degrees 59 Minutes 00 Seconds West a distance of One Thousand Five Hundred Eighty-nine and Seventeen Hundredths (1,589.17) feet; thence North 89 Degrees 30 Minutes 00 Seconds West, a distance of Seven Hundred Ninety-two and Forty-three Hundredths (792.43) feet to the point of curvature of a circular curve to the left having a radius of Two Thousand Nine Hundred Four and Seventy-nine Hundredths (2,904.79) feet; thence Westerly, on and along the arc of said curve, an arc distance of Four Hundred Thirty-two and Sixty-two Hundredths (432.62) feet, being subtended by a long chord having a length of Four Hundred Thirty-two and Twenty-two Hundredths (432.22) feet and a bearing of South 86 Degrees 14 Minutes 00 Seconds West to the point of tangency; thence South 81 Degrees 58 Minutes 00 Seconds West and tangent to said curve, a distance of Eighty-five and Fifty Hundredths (85.50) feet to the point of curvature of a circular curve to the right having a radius of Two Thousand Eight Hundred Twenty-four and Seventy-nine Hundredths (2,824.79) feet; thence Westerly, on and along the arc of said curve, an arc distance of Three Hundred Eighty-two and Ninety-one Hundredths (382.91) feet, being subtended by a long chord having a length of Three Hundred Eighty-two and Sixty-two

Hundredths (382.62) feet and a bearing of South 85 Degrees 51 Minutes 00 Seconds West to the point of tangency; thence South 89 Degrees 44 Minutes 00 Seconds West and tangent to said curve, a distance of Thirty-one and Fifty-nine Hundredths (31.59) feet to a 5/8 inch diameter rebar; thence leaving said North right-of-way line, North 58 Degrees 01 Minute 56 Seconds West, a distance of Four Hundred Sixty (460) feet to a 5/8 inch diameter rebar at the true point of beginning; thence South 63 Degrees 43 Minutes 25 Seconds West, a distance of Two Hundred Seventy-nine and Forty-five Hundredths (279.45) feet; thence North 60 Degrees 30 Minutes 00 Seconds West, a distance of Two Hundred (200) feet; thence South 65 Degrees 00 Minutes 00 Seconds West, a distance of Ninety (90) feet; thence North 68 Degrees 35 Minutes 00 Seconds West, a distance of One Hundred Twenty (120) feet; thence North 21 Degrees 25 Minutes 00 Seconds East, a distance of Fifty (50) feet; thence South 68 Degrees 35 Minutes 00 Seconds East, a distance of Twenty (22) feet; thence North 21 Degrees 25 Minutes 00 Seconds East a distance of Eighty-four (84) feet; thence South 68 Degrees 35 Minutes 00 Seconds East, a distance of Seventy-seven (77) feet; thence North 21 Degrees 25 Minutes 00 Seconds East, a distance of Forty-four (44) feet; thence South 68 Degrees 35 Minutes 00 Seconds East, a distance of Seventy-seven (77) feet; thence North 25 Degrees 30 Minutes 15 Seconds East, a distance of One Hundred Seventy-six (176) feet; thence South 70 Degrees 14 Minutes 45 Seconds East, a distance of Seventy-eight and Twenty-five Hundredths (78.25) feet to a 5/8 inch diameter rebar; thence South 53 Degrees 10 Minutes 17 Seconds East, a distance of Two Hundred Fifty-four and Fifty-two Hundredths (254.52) feet to a 5/8 inch diameter rebar; thence South 30 Degrees 09 Minutes 28 Seconds East, a distance of Seventy-one and Fifty-two Hundredths (71.52) feet to the true point of beginning, and said to contain 2.561 acres, more or less.
Parcel II:
A non-exclusive easement for ingress and egress established in Declaration of Easements and Restrictions recorded August 15, 2000 as Document No. 200050112 in the Office of the Recorder of Allen County, Indiana, described as follows:
Part of the Southeast Quarter of Section 4, Township 30 North, Range 11 East, Allen County, Indiana, more particularly described as follows, to-wit:
COMMENCING at the Northeast corner of the Southwest Quarter of Section 3, Township 30 North, Range 11 East; thence South 01 degrees 00 minutes 30 seconds West (deed bearing and is used as the basis for the bearings in this description), on and along the East line of said Southwest Quarter, being within the right-of-way of Scott Road; a distance of 2570.59 feet to the point of intersection of said East line with the North right-of-way line of Illinois Road (State Road #14) said point of intersection being
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situated 60.0 feet North 01 degrees 00 minutes 30 seconds East from the Southeast corner of the Southwest Quarter of Section 3; thence Westerly, on and along said North right-of-way line on the following courses and distances: North 88 degrees 59 minutes 00 seconds West, a distance of 25.00 feet; thence South 46 degrees 00 minutes 45 seconds West, a distance of 28.28 feet; thence North 88 degrees 59 minutes 00 seconds West, a distance of 1589.17 feet; thence North 89 degrees 30 minutes 00 seconds West, a distance of 792.43 feet to the point of curvature of a circular curve to the left having a radius of 2904.79 feet; thence Westerly, on and along the arc of said curve, an arc distance of 432.62 feet, being subtended by a long chord having a length of 432.22 feet and a bearing of South 86 degrees 14 minutes 00 seconds West to the point of tangency; thence South 81 degrees 58 minutes 00 seconds West and tangent to said curve, a distance of 85.50 feet to the point of curvature of a circular curve to the right having a radius 2824.79 feet; thence Westerly, on and along the arc of said curve, an arc distance of 382.91 feet, being subtended by a long chord having a length of 382.62 feet and a bearing of South 85 degrees 51 minutes 00 seconds West to the point of tangency; thence South 89 degrees 44 minutes 00 seconds West and tangent to said curve, a distance of 31.59 feet to a 5/8 inch diameter rebar; thence leaving said North right-of-way line, North 58 degrees 01 minutes 56 seconds West, a distance of 460.00 feet; thence South 63 degrees 43 minutes 25 seconds West, a distance of 196.68 feet; thence South 83 degrees 14 minutes 22 seconds West, a distance of 31.17 feet; thence North 60 degrees 30 minutes 00 seconds West, a distance of 292.40 feet; thence South 21 degrees 25 minutes 00 seconds West, a distance of 69.68 feet to the point of curvature of a circular curve to the right having a radius of 5.00 feet; thence Westerly, on and along the arc of said curve, an arc distance of 7.85 feet, being subtended by a long chord having a length of 7.07 feet and a bearing of South 66 degrees 25 minutes 00 seconds West to the point of tangency; thence North 68 degrees 35 minutes 00 seconds West and tangent to said curve, a distance of 113.79 feet to the True Point of Beginning; thence North 68 degrees 35 minutes 00 seconds West, a distance of 71.81 feet to a point on the Northeasterly right-of-way line of Chestnut Hills Parkway, as platted in Chestnut Hills, Section I, according to the plat thereof, as recorded in Plat Cabinet “C”, page 62 and Document Number 95-35097 in the Office of the Recorder of Allen County, Indiana; thence Southeasterly, on and along said Northeasterly right-of-way line, as defined by the arc of a circular curve to the right, not tangent to the last course, having a radius of 495.00 feet, an arc distance of 25.01 feet, being subtended by a long chord having a length of 25.01 feet and a bearing of South 16 degrees 04 minutes 55 seconds East; thence North 72 degrees 28 minutes 14 seconds East, a distance of 63.60 feet; thence South 68 degrees 35 minutes 00 seconds East, a distance of 11.16 feet; thence North 21 degrees 25 minutes 00 seconds East, a distance of 25.00 feet to the True Point of Beginning.
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SCHEDULE A
Permitted Encumbrances
1.	Utility Easement granted to Utility Center, Inc., an Indiana corporation, over a portion of real estate by instrument dated September 21, 1998 and recorded September 22, 1998 as Document No. 980066294 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
2.	Terms and Provisions of Commitment for Maintenance, and Repair of Storm Water Detention Basin dated August 17, 1999 and recorded September 20, 1999 as Document No. 990067450 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
3.	Utility Easement granted to Indiana Michigan Power Company over a portion of real estate by the instrument dated January 21, 2000 and recorded February 23, 2000 as Document No. 2000011256 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
4.	Terms and Provisions, which burden the premises, of the Declaration of Easements and Restrictions dated August 14, 2000 and recorded August 15, 2000 as Document No. 200050112 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
5.	Utility Easement granted to AquaSource, Inc. over a portion of real estate by instrument dated April 24, 2001 and recorded May 2, 2001 as Document No. 201027744 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
6.	Utility Easement granted to Indiana Michigan Power Company over a portion of real estate by the instrument dated April 26, 2001 and recorded June 14, 2001 as Document No. 201043360 as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
7.	Encroachment of landscaping as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.

8.	Encroachment of concrete slab and electric box, as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
9.	Encroachment of concrete sidewalk onto adjoiner’s property, as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
10.	Encroachment of asphalt parking area onto adjoiner’s property, as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
11.	Concrete curb island located in ingress — egress and utility easement, as shown on the Survey prepared by Timothy C. Gouloff, LS, dated June 6, 2007 and last revised on August 29, 2007, Network Project No. 2007-05-0162.
12.	Easement for Landscape and Utility, filed for record in Plat Cabinet C, Page 62 as Document No. 95-35097.
13.	Terms and conditions of Maintenance Agreement recorded July 16, 1998 as Document No. 980048369.
14.	Easement for Utility, filed for record September 22, 1998 as Document No. 980066293.
15.	Pursuant to IC36-9-27-33 of County Drainage Board (and any amendments thereto) or any legal representative thereof is granted the right of entry over and along lands lying within Seventy-five (75) feet of any regulated drain, said Seventy-five (75) feet being measured at right angles from the existing bank of each and open drains.